Fees Summary	Feb. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 311,937,500
Previously Paid Amount	0
Total Fee Amount	47,758.63
Total Offset Amount	0
Net Fee	$ 47,758.63